THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

                                 PROMISSORY NOTE
                                 ---------------
                              (Lee Harrison Corbin)

$75,000.00                                             ORLANDO, FLORIDA
----------                                             ----------------
                                                       SEPTEMBER 30, 2004

FOR VALUE RECEIVED, SEQUIAM CORPORATION, a California corporation ("Maker"), hereby promises to pay to the order of LEE HARRISON CORBIN ("Holder"), or any subsequent Holder of this Note (the "Note") at such location as Holder shall designate by written notice to Maker, the principal sum of Five Hundred Thousand Dollars ($75,000), with interest from the date such principal amount was received by Maker until the date paid.

     1.     Interest.  The  principal balance of this Note outstanding from time
            --------
to time shall bear interest from the date such principal amount was received by Maker at five percent (5%), compounded every thirty (30) days, until paid in full. Such interest shall be calculated on the basis of a three hundred sixty-five (365) day year, actual number of days elapsed.

     2.     Payment.  The  outstanding  principal balance, together with any and
            -------
all accrued unpaid interest and any other amounts due and owing under this Note, shall be due and payable on the date (the "Maturity Date") that is six months from the date of this Note. All payments hereunder shall be due and payable in lawful money of the United States of America and without setoff, deduction or counterclaim of any kind whatsoever. Unless otherwise specifically provided herein, all payments hereon shall be applied first to interest and then to principal.

     3.     Warrants.  Upon  receipt of the principal amount of this Note, Maker
            --------
shall issue to Holder a warrant (the "Warrant") to purchase One Hundred Ninety Five Thousand (195,000) shares of common stock of Maker at a purchase price of $0.66 per share, at any time during the "Exercise Period" (defined below). As used herein, the "Exercise Period" shall mean the period beginning on September 30, 2004 and expiring on September 30, 2009.

     4.     Prepayment.  Maker  may at any time prepay this Note, in whole or in
            ----------
part, without fee, charge, premium or penalty. Holder shall apply payments to the outstanding principal, interest and other amounts due hereunder in any manner determined, in Holder's sole and absolute discretion.

     5.     Disbursements.  Loan  proceeds  of  $75,000  will  be  disbursed  on
            --------------
September  30,  2004  (the  "Execution  Date").

     6.     Use  of  Proceeds.  Loan  proceeds from the principal amount of this
            ------------------
Note  will  not  be used to pay accrued officers' salaries or shareholder loans.

     7.     Piggy-back  Registration  Rights.  In the event that from the period
            --------------------------------
beginning on the Execution Date and continuing for a period of twelve (12) months thereafter, Maker shall file a registration statement with the SEC registering the sale or resale of any of Maker's debt or equity securities, Maker shall also include in such registration statement the shares of common stock to be issued upon exercise of the warrants as described in Section 3 above.

It shall be a condition precedent to the obligations of Maker to take any action pursuant to this Section 7 that the Holder shall furnish to Maker such information regarding itself, the securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of Holder's common stock.

Maker shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the common stock with respect to the registrations pursuant to the Section 7 for the Holder, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to the sale of the common stock.

     8.     Terms.  As long as this Note remains outstanding, Maker agrees that:
            ------
(a) if it enters into a subsequent debt financing with a non-affiliated third party lender; and (b) such subsequent debt financing contains terms and conditions which are more favorable to the non-affiliated third party lender than the terms and conditions set forth in this Note (the "Improved Terms"), then the terms and conditions of this Note shall, simultaneously with the closing of such subsequent financing, be adjusted to reflect the Improved Terms.

     9.     Representations  Regarding  Private  Placement.  Holder  hereby
            -----------------------------------------------
represents and warrants to Maker, with the intent that the Maker will rely thereon in making and delivering the Note, the Warrant, and the shares of common stock to be issued upon the exercise of the Warrant, that as of the date of this Note and as of each date the Warrant, or any portion thereof, is exercised:

     (a)     Accredited Investor.  The Holder, and each of the beneficiaries for
             -------------------
whom the Holder is purchasing the Note and the Warrant and the shares of Common Stock to be issued upon the exercise of the Warrant (collectively, the "Securities"), is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (initial all applicable responses):

________ A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,

________ A business development company as defined in the Investment Company Act of 1940,

________ A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,

________  An  insurance  company  as defined in Section 2(13) of the Securities
          Act,

________ An investment company registered under the Investment Company Act of 1940,

________ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

________  A  private  business  development company as defined in Section 202(a)
          (22)  of  the  Investment  Advisors  Act  of  1940,

________ An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,

________ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceeds $1,000,000,

________ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

________ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year, or

________ A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one
                            -------
          or  more  of  the  categories  enumerated  above;

     (b)     Experience.  The  Holder  is  sufficiently experienced in financial
             ----------
and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests and that of its beneficiaries in connection with the purchase of the Securities;

     (c)     Own  Account.  The Holder is purchasing the Securities as principal
             ------------
for its own account and that of its beneficiaries. The Holder is purchasing the Securities for investment purposes only and not with an intent or view towards furthering sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser;

     (d)     Exemption.  The  Holder  understands that the offer and sale of the
             ---------
Securities is not being registered under the Securities Act based on the exemption from registration provided by Rule 506 promulgated under Section 4(2) of the Securities Act and that the Company is relying on such exemption;

     (e)     Importance  of  Representations.  The  Holder  understands that the
             -------------------------------
Securities are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such safe harbor and the suitability of the Holder to acquire the Securities;

     (f)     No Registration.  The Securities have not been registered under the
             ---------------
Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act, such as Rule 144, is available. The Holder represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such registration or to such exemption from registration;

     (g)     Risk.  The  Holder acknowledges that the purchase of the Securities
             ----
involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment;

     (h)     Current  Information.  The  Holder  has  been furnished with or has
             --------------------
acquired copies of all requested information concerning the Company, including a copy of the most recent audited financial statements of the Company;

     (i)     Independent  Investigation.  The  Holder, in making the decision to
             --------------------------
purchase the Securities, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Holder and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. The Holder and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested. The Holder and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

     (j)     No  Recommendation  or Endorsement.  The Holder understands that no
             ----------------------------------
federal, state or provincial agency has passed on or made any recommendation or endorsement of the Securities;

     (k)     The  Holder.  If the Holder is a partnership, corporation or trust,
             -----------
the  person  executing  this  Note  on  its behalf represents and warrants that:

          (i) he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Note, and

          (ii) he or she is duly authorized (and if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Note on behalf of such entity; and

     (l)     Non-Affiliate  Status.  The  Holder  is  not  an  affiliate  of the
             ---------------------
Company nor is any affiliate of the Holder, including any beneficiaries of Holder, an affiliate of the Company.

     10.     No  Waiver.  No  delay  or  omission  on  the  part  of  Holder  in
             ----------
exercising any right or remedy under this Note shall operate as a waiver of that right or remedy on any future occasion or of any other rights under this Note.

     11.     Attorneys Fees.  If Holder institutes any collection effort, of any
             --------------
nature whatsoever, for any amount due and payable hereunder following and during the occurrence of a default, then Maker shall pay to Holder forthwith any and all reasonable costs and expenses of collection actually incurred by Holder, including without limitation, reasonable attorneys fees, whether or not suit or other action or proceeding is instituted.

     12.     Usury.  Notwithstanding any provision of this Note to the contrary,
             -----
the total liability for payments in the nature of interest shall not exceed the limits imposed by the applicable usury laws of the State of California. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement, evidencing or securing the debt, at the time performance of such provisions shall be due, shall involve the payment of interest in excess of that authorized by law, and if from any circumstances, Holder shall ever receive as interest an amount which would exceed the highest lawful rate applicable to the Maker, such amount which would be excessive interest shall be applied to the reduction of the principal balance of the debt evidenced hereby and not to the payment of interest.

     13.     Severability.  The provisions of this Note are intended by Maker to
             ------------
be severable and divisible and the invalidity or unenforceability of a provision or term herein shall not invalidate or render unenforceable the remainder of this Note or any part thereof.

     14.     Amendments.  The  obligations  of  Maker and rights of Holder under
             ----------
this Note may be waived, altered, amended, modified, or cancelled, in whole or in part, only by the express written consent of Holder.

     15.     Transferability.  This  Note  is  not  transferable  prior  to  the
             ---------------
Maturity Date and thereafter without Maker's prior written consent.

     16.     Governing  Law.  This  Note  shall be governed by and construed and
             --------------
interpreted in accordance with the internal laws of the State of California, without giving effect to any principle or doctrine regarding conflicts of laws.

IN WITNESS WHEREOF, each of Maker and Holder has executed and delivered this Note as of the date first written above.

SEQUIAM  CORPORATION,
a  California  corporation


By: _________________________________________________
     Mark  Mroczkowski,  Senior  Vice  President

MAKER'S  ADDRESS  FOR  NOTICE:
Sequiam  Corporation
300  Sunport  Lane
Orlando,  Florida  32809
Tel:  407-541-0773
Attn:  Chief  Financial  Officer



_____________________________________________________
LEE  HARRISON  CORBIN

HOLDER'S  ADDRESS  FOR  NOTICE:
Kurzman Eisenberg Corbin Lever & Goodman, LLP
One North Broadway
White Plains, New York 10601
Tel:  914-285-9800